UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
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             (Exact name of Registrant as specified in its Charter)


                        III-A: 0-18302          III-A: 73-1352993
   Oklahoma             III-B: 0-18636          III-B: 73-1358666
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(State or other          (Commission           (I.R.S. Employer
jurisdiction of           File Number)         Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On December 13, 2006 the Geodyne Energy Income Limited Partnership III-A and Geodyne Energy Income Limited Partnership III-B (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas for net proceeds as described below:


                                            Reserves
         Number                             Sold as         Reserve
           of     Location     Number      of 12/31/05        Value
         Wells      of          of         Oil     Gas        Sold       Net
P/ship    Sold   Properties  Purchasers   (Bbls)  (Mcf)     12/31/05   Proceeds
------ -------- -----------  ----------   ------- -------  ---------- ----------
 III-A     5    New Mexico       3         1,251  137,935   $529,921   $516,771
 III-B     5    New Mexico       3           527   58,173    223,491    217,945

     The transactions are subject to standard auction closing conditions.

     The proceeds from the sales, less any additional transaction costs, will be included in the February 15, 2007 cash distributions paid by the Partnerships.

     This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in February 2007.

     The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K as soon as possible.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-A
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-B

                                    By:  GEODYNE RESOURCES, INC.
                                          General Partner

                                    //s//Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 19, 2006







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